Note 13 - Correction of An Error	3 Months Ended
Nov. 30, 2014
Notes
Note 13 - Correction of An Error

NOTE 13 – Correction of an Error

The Company acquired patents and other intangible property in 2012.  The originally acquired patents were not given lives nor did they begin their amortization.   Also the Company had expensed certain legal costs on patents which should have been capitalized into the patents.  The Company had also acquired restrictive covenants of $432,500 which should have been fully amortized in 2013. The unrecognized amortization for the intangible assets for the three months ending November 30, 2013 was $18,491.

The Company also had entered into debt agreements which included original issuance discounts on the loans and a delayed prepaid interest charge.  The Company was recognizing these amounts as the underlying debt was converted.  Since the full amount owed of interest and discounts were convertible to shares, the expense should have been recognized in the period it was initially convertible.  Accordingly, interest was overstated by $12,864 for the three months ending November 30, 2013.

Also the debt agreements included preferential conversion terms which were not identified as possible derivatives.  It was determined that the agreements were both under the preferential discount on the conversion of the loan balances to common stock.  The fair market value of the possible share conversion terms for the three months ending November 30, 2013 was $342,008, for an increase in other income of $8.337.

For the three months ending November 30, 2013, these corrections resulted in an increase of $2,710to the net loss of $180,535 for a restated net loss of $183,245 and the same increase to the accumulated deficit, and no effect upon the loss per share for the quarter.